UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2010, Neutral Tandem, Inc. (the “Company”) amended and restated its by-laws, effective immediately. The amended by-laws permit the annual meeting of the Board of Directors to be held at a time other than immediately after the Annual Meeting of Stockholders with proper notice to the Board of Directors.

The Company’s Amended and Restated By-laws are filed as Exhibit 3.1 to the Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

Date: March 10, 2010	/s/ Robert M. Junkroski
	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws of the Company